                                  Exhibit 10.11




                               EXTENSION OF LEASE


        THIS EXTENSION OF LEASE AGREEMENT, made as of May 13, 1998, by and between the GRAND RAPIDS ECONOMIC DEVELOPMENT AUTHORITY, a public body politic and corporate and a political subdivision under the laws of the State of Minnesota, hereinafter referred to as "Landlord", and ASV, INC., a Minnesota corporation, hereinafter referred to as "Tenant".

                                    RECITALS

        A. Landlord and Tenant have made and entered into a certain Lease and Option Agreement, dated July 14, 1994, (the "Lease"), whereby Landlord demised and leased to Tenant, and Tenant rented and hired from Landlord, the land (the "Land"), situated in the City of Grand Rapids, County of Itasca and State of Minnesota, described in Exhibit "A" and made a part hereof, together with certain buildings, structures and improvements, fixtures, equipment and other items now located or to be constructed or located on the Land.

        B. Landlord has made and entered into the following documents ("IRRRB Documents"):

                i. Note, dated August 14, 1994, payable to the Office of the Commissioner of Iron Range Resources and Rehabilitation, in the principal sum of $1,000,000.00;

                ii. Mortgage, dated August 14, 1994, to the Office of the Commissioner of Iron Range Resources and Rehabilitation, to secure an indebtedness of $1,000,000.00;

                iii. Financial Assistance Agreement, State Contract No. 43000-80530, dated July 15, 1994, with the State of Minnesota, as amended.

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

        C. Landlord and Tenant have made and entered into a certain Supplemental Lease, dated April 18, 1997, (the "Supplemental Lease"), whereby Landlord demised and leased to Tenant, and Tenant rented and hired from Landlord, the additional land (the "Additional Land"), situated in the City of Grand Rapids, County of Itasca and State of Minnesota, described in Exhibit "B" and made a part hereof, together with all buildings, structures and improvements (the "Phase II Development") now located or to be constructed on the Land and all easements and appurtenances to the Additional Land owned by Landlord now or hereafter located on the Land or used or procured for use in connection with the Phase II Development.

        D. Landlord and Tenant have made and entered into a certain Memorandum of Supplemental Lease, dated April 18, 1997.

                                   AGREEMENT

        In consideration of the foregoing and the mutual obligations of the parties hereto, each of them does hereby covenant and agree with the others to extend the term of the Lease, as supplemented and amended, to January 1, 2018, with monthly rent to continue in the amount then payable under the Lease and the Supplemental Lease. Provided, that the lease shall not be so extended unless and until tenant shall have performed all of its obligations necessary to satisfy all requirements of the IRRRB Documents. All other terms, conditions provisions and covenants of the Lease and Supplemental Lease shall continue in full force and effect.

        The parties have executed this Extension of Lease as of the date first above written.

LANDLORD:                            TENANT:
GRAND RAPIDS ECONOMIC                ASV, INC.
DEVELOPMENT AUTHORITY


BY: /s/ Thomas W. Saxhaug            BY: /s/ Gary Lemke
    --------------------------           ------------------------
                                         GARY LEMKE
    Its President                        Its President


AND: /s/ Edward M. Zabinski
     ---------------------------

     Its Vice President


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

STATE OF MINNESOTA )
                   ) ss.
COUNTY OF ITASCA   )

        The foregoing instrument was acknowledged before me this 13 day of May, 1998, by Tom Saxhaug the President of the Grand Rapids Economic Development Authority, a public body politic and corporate and a political subdivision under the laws of the State of Minnesota, on behalf of the body.


                                     /s/ Karen Alto
                                     ----------------------------
                                     Notary Public



STATE OF MINNESOTA )
                   ) ss.
COUNTY OF ITASCA   )

        The foregoing instrument was acknowledged before me this 13 day of May, 1998, by Edward Zabinski the Vice President of the Grand Rapids Economic Development Authority, a public body politic and corporate and a political subdivision under the laws of the State of Minnesota, on behalf of the body.


                                     /s/ Karen Alto
                                     ---------------------------
                                     Notary Public



STATE OF MINNESOTA )
                   ) ss.
COUNTY OF ITASCA   )

        The foregoing instrument was acknowledged before me this 9 day of June, 1998, by Gary Lemke, the President, of ASV, Inc. a corporation under the laws of the State of Minnesota, on behalf of the corporation.

                                     /s/ Donna J. Hansen
                                     -----------------------------
                                     Notary Public

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

                                   Exhibit "A"

                                LEGAL DESCRIPTION

Lots three (3), Four (4) and Five (5), Block Three (3), INDUSTRIAL PARK TWO, according to the plat thereof on file and of record in the Office of the County Recorder in and for Itasca County, Minnesota.

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

                                   Exhibit "B"

                                 Additional Land

The West three hundred eighty and no hundredths (380.00) feet of the North five hundred seventy-four and thirty-nine hundredths (574.39) feet of Government Lot Five (5), Section Twenty-seven (27), Township Fifty-five (55) North, Range Twenty-five (25) West of the Fourth Principal Meridian, Itasca County, Minnesota.

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